Exhibit 99(a)
     ELEVENTH AMENDMENT TO ACCOMMODATION AGREEMENT (this “Amendment”) dated as of July 7, 2009, and effective as of the Effective Date (as hereinafter defined), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Borrower, the Guarantors, the Lenders (or in the case of the Accommodation Agreement, certain Lenders), the Administrative Agent and Citicorp USA, Inc., as Syndication Agent, are parties to (a) that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of May 9, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”) and (b) that certain Accommodation Agreement, dated as of December 12, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Accommodation Agreement”); unless otherwise specifically defined herein, each term used herein that is defined in the Accommodation Agreement has the meaning assigned to such term in the Accommodation Agreement;
     WHEREAS, the Borrower and the Guarantors desire to modify the Accommodation Agreement as provided herein;
     WHEREAS, the Required First Priority Participant Lenders, the Required Total Participant Lenders and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Accommodation Agreement in response to the Borrower’s request as set forth below;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
     1. Amendments to Accommodation Agreement. The Accommodation Agreement is hereby amended as follows:
     (a) The definition of “Accommodation Period” in Section 1(b) of the Accommodation Agreement is hereby amended by (x) deleting the date “July 7, 2009” in clause (i) thereof and replacing it with “July 10, 2009” and (y) deleting the dates “July 8, 2009” and “July 7, 2009” in clause (iv) thereof and replacing them with “July 11, 2009” and “July 10, 2009” respectively.
     (b) Section 1(b) of the Accommodation Agreement is hereby amended by inserting the following new definitions in alphabetical order to said Section 1(b):
     “Modification Procedures Order” shall mean the Order (A)(I) Approving Modifications To Debtors’ First Amended Plan Of Reorganization (As Modified)

And Related Disclosures And Voting Procedures And (II) Setting Final Hearing Date To Consider Modifications To Confirmed First Amended Plan Of Reorganization And (B) Setting Administrative Claims Bar Date and Alternative Transaction Hearing Date entered on June 16, 2009 (Docket No. 17032).
     “Pure Credit Bid” shall have the meaning given such term in the Supplemental Modification Procedures Order.
     “Pure Credit Bid Notice” shall mean any written notice delivered by the Administrative Agent to any Person indicating the possible intention of the Administrative Agent to submit a Pure Credit Bid.
     “Supplemental Modification Procedures Order” shall mean Order Amending and Supplementing (i) Order (A)(I) Approving Modifications To Debtors’ First Amended Plan Of Reorganization (As Modified) And Related Disclosures And Voting Procedures And (II) Setting Final Hearing Date To Consider Modifications To Confirmed First Amended Plan Of Reorganization And (B) Setting Administrative Claims Bar Date and Alternative Transaction Hearing Date (Docket No. 17032) And (ii) The Protective Order Governing Production And Use Of Confidential And Highly Confidential Information In Connection With (A) Supplement To Plan Modification Approval Motion And (B) Supplement To GM Arrangement Fourth And Fifth Amendment Approval Motion (Docket No. 16920) entered on June 29, 2009 (Docket No. 17376).
     (c) Section 2 of the Accommodation Agreement is hereby amended by adding a new clause (g) to read as follows:
     “(g) For the avoidance of doubt, (i) neither the delivery by the Administrative Agent of a Pure Credit Bid Notice, nor the delivery by any Lender of a direction to the Administrative Agent to submit a Pure Credit Bid Notice, shall be prohibited by or violate in any way this Accommodation Agreement and (ii) the delivery of a Pure Credit Bid Notice and/or the submission of a Pure Credit Bid in accordance with the Supplemental Modification Procedures Order shall not preclude or limit in any way the exercise by the Administrative Agent or any Lender of any other right, power or remedy under the Loan Documents or applicable law, including, without limitation, all rights with respect to the exercise of any and all remedies with respect to the Collateral, and shall not constitute or be deemed to constitute any election of any particular remedy. Notwithstanding the foregoing, the parties reserve all rights in respect of credit bids and other rights and remedies, including, without limitation, whether or not credit bids or such other rights and remedies are authorized under the Loan Documents or applicable law and whether delivery of any Pure Credit Bid Notices by the Administrative Agent, or delivery by any Person of any Pure Credit Bid Support Letter (as defined in the Supplemental Modification Procedures Order) or Pure Credit Bid, constitutes an exercise of remedies under the Loan Documents or applicable law.”

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     (d) Section 3(g) of the Accommodation Agreement is hereby amended by deleting the date “July 7, 2009” and replacing it with “July 10, 2009”.
     (e) Section 3(m) of the Accommodation Agreement is hereby amended by deleting the dates “July 7, 2009” and “July 6, 2009” in clause (i) thereof and replacing them with “July 10, 2009” and “July 9, 2009” respectively.
     (f) Section 3(p) of the Accommodation Agreement is hereby amended by replacing the date “July 7, 2009” with “July 10, 2009”.
     2. Representation and Warranty. The Borrower and the Guarantors hereby represent and warrant that (i) all representations and warranties in the Accommodation Agreement, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Event of Default (other than a Specified Default) has occurred and is continuing on the date hereof.
     3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following shall have occurred and the Administrative Agent shall have received evidence reasonably satisfactory to it of such occurrence:
     (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Required First Priority Participant Lenders, the Required Total Participant Lenders and the Required Lenders;
     (ii) immediately prior to the effectiveness of this Amendment, no Event of Default (other than a Specified Default) shall have occurred and be continuing; and
     (iii) the Borrower shall have paid all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 10.05 of the Credit Agreement, and all invoiced expenses of the Lenders payable pursuant to any Expense Side Letters.
     4. Release. To the fullest extent permitted by applicable law, in consideration of the Agents’ and the execution of this Amendment by the Participant Lenders that executed and delivered this Amendment (together with any such Participant Lender’s successors and assigns, the “Amendment Participant Lenders”), the Borrower and the Guarantors each, on behalf of itself and each of its successors and assigns (including, without limitation, any receiver or trustee, collectively, the “Releasors”), does hereby forever release, discharge and acquit the Agents, each Amendment Participant Lender and each of their respective parents, subsidiaries and affiliate corporations or partnerships, and their respective officers, directors, partners, trustees, shareholders, agents, attorneys and employees, and their respective successors, heirs and assigns, in the case of each of the foregoing solely in their capacities as such (collectively, the “Releasees”) of and from any and all claims, demands, liabilities, rights, responsibilities, disputes, causes of action (whether at law or equity), indebtedness and obligations (collectively, “Claims”), of every type, kind, nature, description or character, and irrespective of how, why or

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by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to the Obligations, this Amendment, the Accommodation Agreement, the Credit Agreement or any other Loan Document. This Section 4 shall survive (i) the expiration or termination of the Accommodation Period, of the Accommodation Agreement and of this Amendment and (ii) the termination of the Credit Agreement, the payment in full of all Obligations and the termination of all Commitments.
     5. Miscellaneous.
          (a) Except to the extent hereby amended, each Loan Party hereby affirms that the terms of the other Loan Documents (i) secure, and shall continue to secure, and (ii) guarantee, and shall continue to guarantee, in each case, the Obligations (as defined in the Credit Agreement) and acknowledges and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) No Person other than the parties hereto and any other Participant Lender, and, in the case of Section 4 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights (other than the rights of the Releasees under Section 4 hereof and any other Participant Lender) are hereby expressly disclaimed.
          (d) The parties hereto hereby agree that Section 8 of the Credit Agreement shall apply to this Amendment and each other Loan Document and all actions taken or not taken by the Administrative Agent or any Participant Lender contemplated hereby.
          (e) Nothing in this Amendment shall be deemed, asserted or construed to impair or prejudice the rights of the Administrative Agent and the Participant Lenders to appear and be heard on any issue, or to object to any relief sought, in the Bankruptcy Court, except to the extent that such actions would constitute a breach of the Administrative Agent’s or any Participant Lender’s obligations under the Accommodation Agreement.
          (f) Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          (g) Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Amendment.

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          (h) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.
          (i) THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
          (j) EACH OF THE BORROWER, THE GUARANTORS, THE AGENTS AND EACH PARTICIPANT LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
[SIGNATURE PAGES TO FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President and Treasurer

DREAL, INC., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

Signature page for the Eleventh Amendment to the Accommodation Agreement, dated as of July 7, 2009 among Delphi Corporation and the lenders party thereto

Name of Lender:
By:
Name:
Title: